Exhibit 4.1

Execution Version

HARRAH’S OPERATING COMPANY, INC.

as Issuer

THE NOTE GUARANTORS NAMED HEREIN

AND

U.S. BANK NATIONAL ASSOCIATION

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of March 26, 2009

to

Indenture

Dated as of February 1, 2008

10.75% Senior Notes due 2016

10.75%11.5% Senior Toggle Notes due 2018

THIS FIRST SUPPLEMENTAL INDENTURE, (this “Supplemental Indenture”), dated as of March 26, 2009, is by and among Harrah’s Operating Company, Inc., a Delaware corporation (the “Company”), the Note Guarantors, as defined therein (the “Guarantors”) and U.S. Bank National Association, as trustee under the indenture referred to below (the “Trustee”).

WITNESSETH

WHEREAS, reference is made to that certain indenture, dated as of February 1, 2008, between the Company, the Guarantors and the Trustee (the “Original Indenture,” and as further amended and supplemented hereby, the “Indenture”), with respect to the Company’s 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018 (together with the Company’s 10.75% Senior Notes due 2016, the “Notes”).

WHEREAS, in accordance with Section 9.02 of the Original Indenture, the Company, the Guarantors and the Trustee may amend the Original Indenture with the written consent of Holders, voting together as a class, of at least a majority in principal amount of the outstanding Notes and loans under the Company’s senior interim loan facility between the Company, the lenders party thereto and Citibank, N.A., as administrative agent, dated February 28, 2008 (the “Senior Interim Loan Facility”).

WHEREAS, the Company and the Note Guarantors desire to amend the Original Indenture in accordance with Section 9.02 of the Original Indenture and have solicited consents from the Holders of the Notes to certain amendments to the Original Indenture pursuant to a Confidential Offering Memorandum and Consent Solicitation Statement dated March 5, 2009 (the “Offer”);

WHEREAS, the Holders of at least a majority in principal amount of outstanding Notes and loans under the Senior Interim Loan Facility have consented in writing to the amendments to the Original Indenture contained herein; and

WHEREAS, the execution and delivery of this Supplemental Indenture has been duly authorized by the parties hereto, and all other acts necessary to make this Supplemental Indenture a valid and binding supplement to the Original Indenture effectively amending the Original Indenture as set forth herein have been duly taken.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Guarantor and the Trustee mutually covenant and agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Deletion of Definitions and Related References. Section 1.01 of the Original Indenture is hereby amended to delete in their entirety all terms and their respective definitions for which all references are eliminated in the Original Indenture as a result of the amendments set forth in Article II of this Supplemental Indenture.

ARTICLE II

AMENDMENTS

Section 2.1 Amendments to the Original Indenture. The Original Indenture is hereby amended by deleting the following sections and clauses, as applicable, of the Original Indenture and all references to such sections and clauses in their entirety:

(i)	Section 4.02 (Reports and Other Information)
(ii)	Section 4.03 (Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock)
(iii)	Section 4.04 (Limitation on Restricted Payments)
(iv)	Section 4.05 (Dividend and Other Payment Restrictions Affecting Subsidiaries)
(v)	Section 4.06 (Asset Sales)
(vi)	Section 4.07 (Transactions with Affiliates)
(vii)	Section 4.08 (Change of Control)
(viii)	Section 4.09 (Compliance Certificate)
(ix)	Section 4.11 (Future Note Guarantors)
(x)	Section 4.12 (Liens)
(xi)	Section 4.15 (Covenant Suspension)
(xii)	Clauses (a)(iii), (a)(iv), (a)(vi) and (b)(ii), as well as clause (2) of the penultimate paragraph of Section 5.01 only (When Issuer May Merge or Transfer Assets)
(xiii)	Section 6.01 (Events of Default - deleting clauses (c), (d), (e), (f) and (g) only)
(xiv)	Section 6.12 (Waiver of Stay or Extension Laws)
(xv)	Clauses (a)(ii), (a)(iii), (a)(iv), (a)(v), (a)(vi), (a)(vii) and (a)(viii) only of Section 8.02 (Conditions to Defease)

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.1 Indenture. Except as amended hereby, the Original Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Original Indenture shall be bound by the Indenture as amended hereby. Subject to Section 9.03 and 13.01 of the Indenture, in the case of conflict between the Original Indenture and this Supplemental Indenture, the provisions of this Supplemental Indenture shall control. This Supplemental Indenture complies with the Trust Indenture Act of 1939 and the Company hereby confirms its duties thereunder (including under Section 314 thereof) with respect to the Indenture.

Section 3.2 Amendment to Notes. The Notes included certain of the foregoing provisions from the Indenture to be deleted or amended pursuant to Articles I and II hereof. Upon the effective date of this Supplemental Indenture, such provisions from the Notes shall be deemed deleted or amended as applicable.

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Section 3.3 Effectiveness of Amendments. This Supplemental Indenture shall be effective upon execution hereof by the Company, the Guarantor and the Trustee; provided, however, that the amendments to the Original Indenture and the Notes set forth in Articles I and II and Section 3.2 of this Supplemental Indenture shall not become operative until immediately prior to the acceptance for exchange by the Company of the Notes tendered pursuant to the Offer. In the event the Company notifies (if orally, then confirmed in writing) Global Bondholder Services Corporation, as depositary and information agent under the Offer, that it has withdrawn or terminated the Offer, this Supplemental Indenture shall be terminated and of no force of effect and the Original Indenture shall not be modified hereby.

Section 3.4 Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.5 Capitalized Terms. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Original Indenture.

Section 3.6 Effect of Headings. The Article and Section headings used herein are for convenience only and shall not affect the construction of this Supplemental Indenture.

Section 3.7 Trustee Makes No Representations. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

Section 3.8 Certain Duties and Responsibilities of the Trustee. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

Section 3.9 Governing Law. This Supplemental Indenture will be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regards to principles of conflicts of law. Each of the parties hereto agrees to submit jurisdiction to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of, or relating to, this Supplemental Indenture.

Section 3.10 Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent one and the same agreement.

Section 3.11 Successors. All agreements of the Company, the Guarantor and the Trustee in this Supplemental Indenture shall bind their respective successors.

Section 3.12 Endorsement and Change of Form of Notes. Any Notes authenticated and delivered after the close of business on the date that this Supplemental Indenture becomes effective shall be affixed to, stamped, imprinted or otherwise legended by the Trustee, with a notation as follows:

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“Effective as of [April] [    ], 2009, the restrictive covenants of the Company and certain of the Events of Default have been eliminated, as provided in the First Supplemental Indenture, dated as of March 26, 2009. Reference is hereby made to said First Supplemental Indenture, copies of which are on file with the Trustee, for a description of the amendments made therein.”

(THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK)

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year written above.

HARRAH’S OPERATING COMPANY, INC.

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President, Chief Financial Officer and Treasurer

HARRAH’S ENTERTAINMENT INC.

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President, Chief Financial Officer and Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

B I Gaming Corporation
Bally’s Midwest Casino, Inc.
Bally’s Operator, Inc.
Bally’s Park Place, Inc.
Bally’s Tunica, Inc.
Benco, Inc.
BL Development Corp.
Boardwalk Regency Corporation
Caesars Entertainment Akwesasne Consulting Corp.
Caesars Entertainment Canada Holding, Inc.
Caesars Entertainment Finance Corp.
Caesars Entertainment Golf, Inc.
Caesars Entertainment Retail, Inc.
Caesars New Jersey, Inc.
Caesars Palace Corporation
Caesars Palace Realty Corp.
Caesars Palace Sports Promotions, Inc.
Caesars Trex, Inc.
Caesars United Kingdom, Inc.
Caesars World, Inc.
Caesars World Marketing Corporation
Caesars World Merchandising, Inc.
California Clearing Corporation
Casino Computer Programming, Inc.
CEI-Sullivan County Development Company
Consolidated Supplies, Services and Systems
Dusty Corporation
East Beach Development Corporation
FHR Corporation
Flamingo-Laughlin, Inc.
GCA Acquisition Subsidiary, Inc.
GNOC, Corp.
Grand Casinos, Inc.
Grand Media Buying, Inc.

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Harrah South Shore Corporation
Harrah’s Alabama Corporation
Harrah’s Arizona Corporation
Harrah’s Illinois Corporation
Harrah’s Interactive Investment Company
Harrah’s Investments, Inc.
Harrah’s Kansas Casino Corporation
Harrah’s Management Company
Harrah’s Marketing Services Corporation
Harrah’s Maryland Heights Operating Company
Harrah’s New Orleans Management Company
Harrah’s Pittsburgh Management Company
Harrah’s Reno Holding Company, Inc.
Harrah’s Southwest Michigan Casino Corporation
Harrah’s Travel, Inc.
Harrah’s Tunica Corporation
Harrah’s Vicksburg Corporation
Harveys BR Management Company, Inc.
Harveys C.C. Management Company, Inc.
Harveys Iowa Management Company, Inc.
HBR Realty Company, Inc.
HCR Services Company, Inc.
HEI Holding Company One, Inc.
HEI Holding Company Two, Inc.
LVH Corporation
Martial Development Corporation
Ocean Showboat, Inc.
Players Bluegrass Downs, Inc.
Players Development, Inc.
Players Resources, Inc.
Players Services, Inc.
Reno Projects, Inc.
Rio Development Company, Inc.
Robinson Property Group Corp.
Roman Entertainment Corporation of Indiana
Roman Holding Corporation of Indiana
Sheraton Tunica Corporation
Showboat Atlantic City Operating Company, LLC
Southern Illinois Riverboat/Casino Cruises, Inc.
Tele/Info, Inc.
Trigger Real Estate Corporation

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Desert Palace, Inc.
Harrah’s Imperial Palace Corp.
Harrah’s International Holding Company, Inc.
Las Vegas Resort Development, Inc.
Parball Corporation

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

190 Flamingo, LLC
AJP Parent, LLC
Caesars Entertainment Development, LLC
Chester Facility Holding Company, LLC
Corner Investment Company, LLC
DCH Exchange, LLC
DCH Lender, LLC
Harrah’s Bossier City Management Company, LLC
Harrah’s Chester Downs Investment Company, L.L.C.
Harrah’s Chester Downs Management Company, LLC
Harrah’s License Company, LLC
Harrah’s MH Project, LLC
Harrah’s North Kansas City LLC
Harrah’s Operating Company Memphis, LLC
Harrah’s Shreveport Investment Company, LLC
Harrah’s Shreveport Management Company, LLC
Harrah’s Shreveport/Bossier City Holding Company, LLC
Harrah’s Sumner Investment Company, LLC
Harrah’s Sumner Management Company, LLC
Harrah’s West Warwick Gaming Company, LLC
H-BAY, LLC
HCAL, LLC
HHLV Management Company, LLC
Hole In The Wall, LLC
Horseshoe Gaming Holding, LLC
JCC Holding Company II, LLC
Koval Holdings Company, LLC
Nevada Marketing, LLC
Players International, LLC
Reno Crossroads, LLC
Roman Empire Development, LLC
TRB Flamingo, LLC
Winnick Parent, LLC

By:	Harrah’s Operating Company, Inc.
its Sole Member or Manager

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Las Vegas Golf Management, LLC

By:	/s/ Michael D. Cohen
Name:	Michael D. Cohen
Title:	Manager

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

AJP Holdings, LLC

By:	AJP Parent, LLC
its Sole Member

By:	Harrah’s Operating Company, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Durante Holdings, LLC

By:	AJP Holdings, LLC
its Sole Member

By:	AJP Parent, LLC
its Sole Member

By:	Harrah’s Operating Company, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Biloxi Hammond, LLC
Biloxi Village Walk Development, LLC
Village Walk Construction, LLC

By:	Grand Casinos of Biloxi, LLC
its Sole Member

By:	Grand Casinos, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Harrah’s Maryland Heights LLC

By:	Harrah’s Maryland Heights Operating Company
its Managing Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Harrah’s Shreveport/Bossier City Investment Company, LLC

By:	Harrah’s Shreveport/Bossier City Holding Company, LLC
its Managing Member

By:	Harrah’s Operating Company, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Winnick Holdings, LLC

By:	Winnick Parent, LLC
its Sole Member

By:	Harrah’s Operating Company, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Bally’s Olympia Limited Partnership

By:	Bally’s Operator, Inc.
its General Partner

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Caesars Riverboat Casino, LLC

By:	Roman Holding Corporation of Indiana
its Managing Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
And as Agent of Caesars Riverboat Casino, LLC

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Horseshoe GP, LLC
Horseshoe Hammond, LLC

By:	Horseshoe Gaming Holding, LLC
its Sole Member

By:	Harrah’s Operating Company, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Harrah’s Bossier City Investment Company, LLC

By:	Harrah’s Shreveport/Bossier City Investment Company, LLC
its Sole Member

By:	Harrah’s Operating Company, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Horseshoe Shreveport LLC

By:	Horseshoe Gaming Holding, LLC
its Sole Member

By:	Harrah’s Operating Company, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Jazz Casino Company, LLC
JCC Fulton Development, LLC

By:	JCC Holding Company II, LLC
its Sole Member

By:	Harrah’s Operating Company, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Players Riverboat II, LLC

By:	Players Riverboat Management, LLC
its Member

	By:	Players Holding, LLC
its Sole Member

	By:	Players International, LLC
its Sole Member

	By:	Harrah’s Operating Company, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

By:	Players Riverboat, LLC
its Member

	By:	Players Holding, LLC
its Sole Member

	By:	Players International, LLC
its Sole Member

	By:	Harrah’s Operating Company, Inc.

its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Horseshoe Entertainment

By:	New Gaming Capital Partnership
its General Partner

By:	Horseshoe GP, LLC
its General Partner

By:	Horseshoe Gaming Holding, LLC
its Sole Member

By:	Harrah’s Operating Company, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Grand Casinos of Biloxi, LLC
Grand Casinos of Mississippi, LLC - Gulfport

By:	Grand Casinos, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Caesars India Sponsor Company, LLC

By:	California Clearing Corporation
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Koval Investment Company, LLC

By:	Koval Holding Company, LLC
its Sole Member

By:	Harrah’s Operating Company, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Players Holding, LLC

By:	Players International, LLC
its Sole Member

By:	Harrah’s Operating Company, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Players LC, LLC
Players Maryland Heights Nevada, LLC
Players Riverboat Management, LLC
Players Riverboat, LLC

By:	Players Holding, LLC
its Sole Member

By:	Players International, LLC
its Sole Member

By:	Harrah’s Operating Company, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

New Gaming Capital Partnership

By:	Horseshoe GP, LLC
its General Partner

By:	Horseshoe Gaming Holding, LLC
its Sole Member

By:	Harrah’s Operating Company, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Atlantic City Country Club 1, LLC

By:	Bally’s Park Place, Inc.
its Sole Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Harrah’s NC Casino Company, LLC

By:	Harrah’s Operating Company, Inc.
its Managing Member

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	Senior Vice President
CFO & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Harveys Tahoe Management Company, Inc.

By:	/s/ Gary W. Loveman
Name:	Gary W. Loveman
Title:	President

Attested to by:	/s/ Michael D. Cohen

Name:	Michael D. Cohen
Title:	Secretary

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

Showboat Atlantic City Mezz 1, LLC
Showboat Atlantic City Mezz 2, LLC
Showboat Atlantic City Mezz 3, LLC
Showboat Atlantic City Mezz 4, LLC
Showboat Atlantic City Mezz 5, LLC
Showboat Atlantic City Mezz 6, LLC
Showboat Atlantic City Mezz 7, LLC
Showboat Atlantic City Mezz 8, LLC
Showboat Atlantic City Mezz 9, LLC
Showboat Atlantic City Propco, LLC
Showboat Holding, Inc.
Tahoe Garage Propco, LLC

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	President & Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

HTM Holding, Inc.

By:	/s/ Jonathan S. Halkyard
Name:	Jonathan S. Halkyard
Title:	President and Treasurer

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Richard Prokosch
Name:	Richard Prokosch
Title:	Vice President

(First Supplemental Indenture to 10.75% Senior Notes due 2016 and 10.75%/11.5% Senior Toggle Notes due 2018)